                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported): SEPTEMBER 24, 1999




                         HORIZON GROUP PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



        MARYLAND                      0-24123                   38-3407933
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



   77 WEST WACKER DRIVE, SUITE 4200
          CHICAGO, ILLINOIS                                      60601
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (312) 917-8870

                                    No Change
          (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS.

     On September 24, 1999, Horizon Group Properties, Inc. (the "Company") issued a press release announcing that it had hired Secured Capital Corp as financial advisor to assist the Company in studying strategic alternatives to enhance shareholder value. A copy of the press release is attached hereto as
Exhibit 99.10.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.



Number     Description
------     -----------
99.10      Press Release issued by the Company on September 24, 1999
           announcing the engagement of a financial advisor to
           explore strategic alternatives.


                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HORIZON GROUP PROPERTIES, INC.
                              (Registrant)


                              By:       /s/ Gary J. Skoien
                                        ------------------------
                              Name:     Gary J. Skoien
                              Title:    President and Chief Executive Officer



Date: October 7, 1999

                                 EXHIBIT INDEX



Number     Description
------     -----------

99.10 Press Release issued by the Company on September 24, 1999 announcing the engagement of a financial advisor to explore strategic alternatives.

